                                                                    EXHIBIT 10.1



         THIS FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of December 29, 2005, among Simmons Bedding Company (f/k/a Simmons Company), a Delaware corporation (the "Issuer"), Simmons Company (f/k/a THL Bedding Holding Company), a Delaware corporation (the "Holdings"), each of the parties identified as a Guarantor on the signature pages hereto (each, a "Guarantor" and collectively, the "Guarantors") and Wells Fargo Bank, N. A., as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Issuer, the Guarantors named therein and the Trustee are parties to an indenture dated as of December 19, 2003, as amended or supplemented from time to time (the "Indenture"), providing for the issuance of the Issuer's 7.875% Senior Subordinated Notes due 2014 (the "Notes");

         WHEREAS, Section 4.03 requires the Issuer to file certain reports and information with the SEC, whether or not the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

         WHEREAS, Section 4.03 of the Indenture provides if Holdings Guarantees the Notes and meets certain other requirements set forth in the Indenture, the reports and information required to be filed or furnished pursuant to Section
4.03 of the Indenture may be filed by and be those of Holdings rather than the Issuer;

         WHEREAS, in order to permit Holdings and the Issuer to file with the SEC periodic reports containing the consolidated financial statements of Holdings, the Board of Directors of Holdings has authorized Holdings to guarantee the obligations of the Issuer with respect to the Notes pursuant to the terms and subject to the conditions set forth in the Indenture; and

         WHEREAS, Section 9.01(5) of the Indenture provides that the Issuer, the Guarantors and the Trustee may amend the Indenture without notice to or consent of the Holders of the Notes to add Note Guarantees with respect to the Notes;

         NOW THEREFORE, in consideration of the foregoing, the receipt of which is hereby acknowledged, Holdings and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. Holdings hereby (a) Guarantees on the terms and subject to the conditions set forth in Article 11 of the Indenture (as the same applies to the Note Guarantees), jointly and severally with the Guarantors, to each Holder and to the Trustee and its successors and assigns the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Issuer under the Indenture and the Notes and the full and punctual performance within all applicable grace periods of all other obligations of the Issuer under the Indenture and the Notes and (b) subordinates such Note Guarantee to the extent and in the manner provided in Article 10 of the Indenture (as the same applies to the Note Guarantees).

         3. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and


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confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

         4. Notices. For purposes of Section 13.02 of the Indenture, the address for notices to Holdings shall be:


                  Simmons Company
                  One Concourse Parkway, Suite 800
                  Atlanta, GA 30328
                  Telecopier No.:  (770) 392-2608
                  Attention:  General Counsel

                  With a copy to:
                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY 10153
                  Telecopier No.:  (212) 310-8007
                  Attention:  Rod Miller
                                            Alexander Lynch

         5. Governing Law. This Indenture and the Notes shall be governed by, and construed in accordance with the laws of the State of New York.

         6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.


         8. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by Holdings and the Issuer.


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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, all as of the date first above written.


                                        SIMMONS COMPANY



                                        By: /s/ William S. Creekmuir
                                           --------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President and
                                        Chief Financial Officer

                                        SIMMONS BEDDING COMPANY



                                        By: /s/ William S. Creekmuir
                                           --------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President and
                                        Chief Financial Officer

                                        DREAMWELL, LTD



                                        By: /s/ David A. Liskow
                                           --------------------------
                                        Name:  David A. Liskow
                                        Title: Secretary & Controller


                                        SC HOLDINGS, INC.



                                        By: /s/ William S. Creekmuir
                                           ----------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President


                                        SIMMONS CAPITAL MANAGEMENT, LLC



                                        By: /s/ David A. Liskow
                                           --------------------------
                                        Name:  David A. Liskow
                                        Title: Secretary & Controller


                                        SIMMONS CONTRACT SALES, LLC



                                        By: /s/ William S. Creekmuir
                                           --------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President and
                                        Chief Financial Officer


                                        THE SIMMONS MANUFACTURING CO., LLC



                                        By: /s/ William S. Creekmuir
                                           --------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President and
                                        Chief Financial Officer

                                        SLEEP COUNTRY USA, INC.



                                        By: /s/ William S. Creekmuir
                                           ----------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President


                                        WINDSOR BEDDING CO., LLC



                                        By: /s/ William S. Creekmuir
                                           ----------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President


                                        WORLD OF SLEEP OUTLETS, LLC



                                        By: /s/ William S. Creekmuir
                                           --------------------------------
                                        Name:  William S. Creekmuir
                                        Title: Executive Vice President and
                                        Chief Financial Officer

                                        WELLS FARGO BANK, N. A., as Trustee



                                        By: /s/ Joseph P. O'Donnell
                                           ------------------------
                                        Name:  Joseph P. O'Donnell
                                        Title: Vice President